1
Exhibit 31.1
Certification of
CEO Pursuant to Securities
Exchange Act
Rule 13a-14(a) / 15d
-14(a) as Adopted Pursuant
to
Section 302 of
the Sarbanes-Oxley Act of
2002
I, William G. Smith,
Jr., certify that:
1.
I have reviewed
this quarterly report on
Form 10-Q of Capital
City Bank Group,
Inc.;
2.
Based on
my knowledge, this report does
not contain
any untrue
statement
of a material
fact or omit
to state a
material fact
necessary to make
the statements
made, in light of the circumstances
under which such statements
were made, not misleading
with respect to the
period covered by
this report;
3.
Based on
my knowledge, the financial
statements,
and other
financial information
included in this report, fairly present
in a
ll
material respects
the financial
condition, results of operations
and cash
flows of the registrant as
of, and for,
the periods
presented in this report;
4.
The registrant’s other
certifying officer and
I are responsible for establishing
and maintaining
disclosure controls and
procedures (as defined
in Exchange Act Rules 13a
-15(e) and 15d
-15(e)) and internal
control over financial
reporting (as
defined in Exchange
Act Rules 13a-15(f) and
15d-15(f)) for the registrant
and have:
(a)
Designed such disclosure
controls and
procedures, or caused
such disclosure controls and
procedures to be
designed
under our supervision,
to ensure that
material information
relating to the registrant, including its consolidated
subsidiaries, is made
known to us by
others within those entities, particularly
during the period in which
this report
is being prepared;
(b)
Designed such internal
control over financial
reporting, or caused
such internal control
over financial
reporting to be
designed under
our supervision, to provide
reasonable
assurance
regarding the reliability of financial
reporting and
the preparation
of financial
statements
for external purposes
in accordance
with generally accepted
accounting
principles;
(c)
Evaluated
the effectiveness
of the registrant’s
disclosure controls and
procedures and
presented in this report our
conclusions about
the effectiveness
of the disclosure controls
and procedures,
as of the
end of the
period covered by
this report based
on such evaluation;
and
(d)
Disclosed in this report
any change
in the registrant’s internal control
over financial
reporting that occurred
during
the registrant’s
most recent fiscal
quarter (the
registrant’s fourth
fiscal quarter in the
case of an
annual
report) that
has materially
affected,
or is reasonably likely to materially
affect,
the registrant’s internal
control over financial
reporting; and
5.
The registrant’s other
certifying officer and
I have disclosed,
based on
our most recent
evaluation
of internal control
over
financial reporting,
to the registrant’s auditors
and the
audit committee
of the registrant’s
board of
directors (or persons
performing the equivalent
functions):
(a)
All significant deficiencies
and material
weaknesses in the design or operation
of internal control
over financial
reporting which are
reasonably
likely to adversely affect
the registrant’s ability to
record, process, summarize
and
report financial
information;
and
(b)
Any fraud, whether or
not material, that
involves management
or other employees
who have a
significant role in the
registrant’s internal
control over financial
reporting.
/s/ William G. Smith,
Jr.
William G. Smith,
Jr.
Chairman
and Chief
Executive Officer
Date: October 30,
2026